ILLINOIS CENTRAL RAILROAD COMPANY
      EXECUTIVE PERFORMANCE COMPENSATION PROGRAM





                      CERTIFICATE





    I,                          , Secretary of
Illinois Central Railroad Company, hereby certify that the attached document is a correct copy of Illinois Central Railroad Company Executive
Performance Compensation Program as adopted effective as of January 1, 1994.

               Dated this      day of      , 1994.



                      As Secretary as Aforesaid
                               (Seal)

          ILLINOIS CENTRAL RAILROAD COMPANY
      EXECUTIVE PERFORMANCE COMPENSATION PROGRAM


    The Illinois Central Railroad Company Executive
Performance Compensation Program was adopted
November 23, 1993, for the Covered Employees of
Illinois Central Railroad Company and its
Affiliated Companies. The purpose of the Program is to enhance the overall effectiveness of the Illinois Central Railroad Company executive compensation program and to attract, retain and motivate Covered Employees.


                       ARTICLE I
                      DEFINITIONS

    Wherever used herein the following terms shall have the meanings hereinafter set forth:

    1.1.  "Affiliated Company" means a business
entity, or predecessor of such entity, if any, which is a member of a controlled group of corporations which includes the Company.

    1.2. "Base Salary" means a Covered Employee's annual base salary rate for the Year, as specified by the Company or an Affiliated Company prior to each Year.

    1.3.  "Board" means the Board of Directors of
the Company.

    1.4.  "Committee" means the Compensation
Committee of the Board that is responsible for setting performance goals, certifying that such goals have been met under the Program, and administration of the Program.

    1.5.  "Company" means Illinois Central Railroad
Company, a Delaware corporation, or any successor corporation or other entity resulting from a merger or consolidation into or with the Company or a transfer or sale of substantially all of the assets of the Company.

    1.6.  "Covered Employee" means any individual
who, on the last day of the Year, is: (i) the chief executive officer of the Company, or acting in such capacity; or (ii) among the four highest compensated officers of the Company or an Affiliated Company, other than the chief executive officer (or such other group of employees as is later specified in final regulations issued under
Section 162(m) of the Internal Revenue Code).

    1.7.  "Maximum Award" means, for purposes of
Performance Awards, the percentage of each Covered
Employee's Target Award that would be payable to the Covered Employee if the Company achieved its maximum performance levels, as specified in Exhibit
A.

    1.8.  "Measurement Areas" means the areas of
Company performance that are measured for purposes of the Program, as follows:

     (a)  For purposes of Stock Option Awards, the
Measurement Areas shall be: (i) total shareholder return (price appreciation and dividends) ("TRS");
(ii) annual return on average total capital, calculated on an after award after-tax basis
("ROTC"); and (iii) revenue growth.

     (b)  For purposes of Performance Awards, the
Measurement Areas shall be: (i) ROTC; and (ii) revenue growth.

    1.9. "Performance Award" means the additional cash remuneration payable to a Covered Employee pursuant to the Program based solely on Company performance.

   1.10. "Performance Period" means, for purposes of Stock Option Awards, the three Year period ending in the Year of the Stock Option Award, during which the Company's performance is compared to the performance of similar corporations, as described in Section 3.2 and Exhibit C (e.g., Stock
Option Awards granted for the 1996 Year, if any, shall be based on the Company's performance in 1994, 1995 and 1996). Notwithstanding the foregoing, the Performance Period for the 1994 Year shall be only the 1994 Year, and the Performance
Period for the 1995 Year shall be the 1994 and 1995
Years.

   1.11.  "Program" means the Illinois Central
Railroad Company Executive Performance Compensation
Program, as set forth herein and as hereinafter amended from time to time.

   1.12. "Stock Option Award" means the options to purchase common stock of the Company under the Stock Plan which are awarded to a Covered Employee pursuant to the Program each year, based solely on Company performance for that year.

   1.13.  "Stock Plan" means the Illinois Central
Corporation 1990 Long Term Incentive Plan which is incorporated herein by reference.

   1.14.  "Target Award" means, for purposes of
Performance Awards, a percentage of each Covered
Employee's Base Salary, as listed in Exhibit A, as the same may be amended from time to time, that is the basis for a Performance Award.

   1.15.  "Year" means the calendar year.  The
Program operates on the fiscal year of the Company, which is the calendar year.

   1.16.  Words in the masculine gender shall
include the feminine and the singular shall include the plural, and vice versa, unless qualified by the context. Any headings used herein are included for ease of reference only and are not to be construed so as to alter the terms hereof.





                     ARTICLE II
    ANNUAL PERFORMANCE AWARDS AND PERFORMANCE GOALS

    2.1.  Company Performance Goals.  Each Covered
Employee shall be eligible to receive a Performance
Award under the Program. Prior to the commencement of each Year, the Committee shall establish Company performance goals based on the Measurement Areas for Performance Awards. The Committee shall establish three levels of performance goals for each Measurement Area: (i) a threshold level; (ii) a target level; and (iii) a maximum level. If
Company performance fails to attain the threshold level of ROTC for any Year, the percentage of the Target Awards that is payable to Covered Employees shall be 0%.

    2.2.  Calculating Performance Awards.  The
actual Performance Awards for Covered Employees will be determined by the extent to which the Company attains the objective performance goals established by the Committee prior to the beginning of the Year, calculated as follows (and according to the charts in Exhibits A and B):

     (a)  The Company's performance in the
Measurement Areas applicable to Performance Awards shall be determined for the Year.

     (b)  Company performance in both Measurement
Areas shall be compared to the performance objectives established by the Committee prior to the Year, and placed on a chart (Exhibit B) that contains the threshold, target and maximum levels for both Measurement Areas, and a specified percentage figure for each level.

     (c)  The Target Award for each Covered
Employee shall be multiplied by the applicable percentage figure from the chart (Exhibit B), and the product shall be multiplied by each Covered
Employee's Base Salary to determine the Performance
Award for that Covered Employee.

If the Company were to attain the maximum level of performance with respect to both Measurement Areas in a Year, each Covered Employee's Target Award percentage would be multiplied by the Covered
Employee's Maximum Award percentage, both as listed in Exhibit A, with the product then multiplied by the Covered Employee's Base Salary for that Year to determine the Covered Employee's actual Performance
Award. The Performance Award payout will range from 0% to 150% of Covered Employees' Target Award levels. No portion of a Covered Employee's
Performance Award shall be based on individual performance. If at least the pre-established threshold performance goals are not attained, no Performance Awards shall be paid under the Program.

    2.3.  Reduction in Performance Award.  The
Committee may, in its sole discretion, reduce (but may not increase) the Company performance percentage, calculated in section 2.2(b) above, by an amount of up to 20%; such reduced performance percentage then will be used in section 2.2(c) above.

    2.4.  Committee Certification.  The Committee
shall certify in writing, prior to payment of any Performance Award hereunder to a Covered Employee, that the performance goals and any other material terms of the Program were satisfied for the applicable Year.

                      ARTICLE III
                  STOCK OPTION AWARDS

    3.1.  Stock Option Awards.  Each Covered
Employee shall be eligible to receive a Stock
Option Award under the Program. The number of stock options, if any, that are granted to any Covered Employee each Year under the Stock Plan as a Stock Option Award shall be determined in accordance with Section 3.2 below. All Stock
Option Awards shall be made at fair market value on the date of grant, and shall be exercisable in accordance with the terms of the Stock Plan for a period of ten years from the date of grant. The maximum number of shares of Company stock with respect to which Stock Option Awards may be granted to any Covered Employee pursuant to this Program is 100,000 per year.

    3.2.  Procedure for Calculating Stock Option
Awards Based on Company Performance.  The number of
Stock Option Awards granted for any Year shall be calculated as follows (and in accordance with the charts in Exhibit C):

     (a)  The Company's performance in each
Measurement Area shall be determined for the Performance Period ending in the Year.

     (b)  In each Measurement Area, Company
performance for the Performance Period shall be
compared to the performance of corporations in a
specified "Reference Group."  The Reference Group
for the ROTC and revenue growth Measurement Areas
is Class I Railroads.   The Reference Group for the
TRS Measurement Area is the Standard and Poor's
Midcap 400 index.

     (c)  The percentile ranking of the Company's
performance within the applicable Reference Group then shall be multiplied by a weighting factor, as follows: (i) 50% for the TRS Measurement Area; and
(ii) 25% for the ROTC and revenue growth
Measurement Areas. The product shall be a "Weighted Performance Ranking" for each Measurement
Area.

     (d) The Weighted Performance Ranking figures for the three Measurement Areas then shall be added together and divided by three, to yield a single
"Weighted Average Performance Ranking."

     (e) The Weighted Average Performance Ranking figure then shall be placed on a chart that contains a threshold, target and maximum level for the Company's Weighted Average Performance Ranking, and a specified Stock Option Award grant for each salary grade for each level of Weighted Average
Performance Ranking.

No portion of a Covered Employee's Stock Option
Award shall be based on individual performance.

    3.3.  Implementation Transition Period.  For
1994, Company performance will be compared to the Reference Group performance for 1994 only. In
1995, the comparison period will be the average of the Reference Group performance for 1994 and 1995.
Beginning in 1996 and thereafter, the Performance
Period will be a three year average.

    3.4.  Vesting of Stock Option Awards.  The
Stock Option Awards granted to a Covered Employee for any Year shall vest ratably over a period of four years, e.g., at a rate of 25 percent for each Year, beginning with the Year after the Year to which the Stock Option Award is attributable.


                      ARTICLE IV
             ADMINISTRATION OF THE PROGRAM

    4.1.  Administration by the Committee.  The
Committee shall be responsible for the general operation and administration of the Program.

    4.2.  Powers and Duties of Committee.  The
Committee shall administer the Program in accordance with its terms and shall have all powers necessary to carry out the provisions of the Program. The Committee shall determine all questions arising in the administration, interpretation, and application of the Program, including but not limited to, questions of eligibility and the status and rights of Covered
Employees. Any such determination by the Committee shall presumptively be conclusive and binding on all persons.


                       ARTICLE V
               AMENDMENT OR TERMINATION

    5.1.  Amendment or Termination.
     (a) The Committee reserves the right to amend or terminate the Program at any time. Any such amendment or termination shall be made pursuant to a resolution of the Board.

     (b)  Notwithstanding the provisions of Section
5.1(a) above: (i) no amendment shall be made to any material term of the Program that was disclosed to and approved by the stockholders of Illinois Central
Corporation in accordance with Code Section 162(m) and the proposed regulations thereunder; and (ii) any amendment of the Program may not take effect before the first day the Year coincident with or next following the date of the resolution by the Board.


     5.2. Stockholder Approval. The Committee can propose, and the Board approve, an amendment outlined in Section 5.1(b) above, subject to requesting and obtaining the approval of the stockholders of Illinois Central Corporation.


                       EXHIBIT A

                  PERFORMANCE AWARDS

                     Target Awards




                        Salary
Grade                Target Award
                (As a % of Base Salary)
 A                        75%
B-C                       65%
D-E                       60%





                Maximum Awards




   Salary
   Grade            Maximum Award
              (As a % of Target Award)
     A                 150%
    B-C                150%
    D-E                150%





                      EXHIBIT B



    PERFORMANCE AWARDS:  COMPANY PERFORMANCE GOALS


The following chart illustrates the methodology for calculating a Covered Employee's Performance Award.

Payouts for performance between discrete threshold, target and maximum levels are to be interpolated.


                              RETURN ON TOTAL CAPITAL (2)



                            Below (1)     Threshold        Target       Maximum
                           Threshold

              Maximum          0%            50%            117%           150%

ANNUAL
REVENUE       Target           0%            50%            100%           133%
GROWTH

              Threshold        0%            50%             83%           116%


              Below
              Threshold        0%            50%             67%           100%



(1) An ROTC "governor" prevents the payout for revenue growth (as a % of target) from exceeding the payout for ROTC until the company achieves its ROTC target.

(2) ROTC measure calculated after accrual for Performance Awards.


                       EXHIBIT C
                  STOCK OPTION AWARDS

Basis For Assessing Company's 3-Year Performance(1)


                                                         Weighting of Company's
                                                         Percentile Ranking
   Measurement Area             Reference Group          (Prior 3-Year Period)(1)


Total Shareholder Return(2)     S&P Midcap 400                    50%
(Price Apprec. & Dividends)


ROTC (3)                       Class I Railroads                  25%


Revenue Growth (4)             Class I Railroads                  25%

                                                      Total      100%


(1)  Basis for 1994 will be 1994 results of
Reference Group. Basis for 1995 will be average of 1994 and 1995; basis for 1996 and thereafter will be three year average.

(2)  Calculated by rank ordering the 3-year
annualized CAGR of the companies within the Midcap
400.

(3)  Calculated by rank ordering the 3-year average
ROTC.

(4) Calculated by rank ordering the 3-year average growth rate.

        Performance-Based Stock Option Award
           Grants by Individual by Grade

              Company's Weighted        Company's Weighted     Company's Weighted               Average
              Average Performance       Average Performance    Average Performance
                   Ranking:                  Ranking:              Ranking:
              Threshold Performance     Target Performance     Maximum Performance
Salary
Grade
                < = 25%ile                 50%ile                > = 75%ile

  A                 21,500                 43,000                    64,500
  B                 10,550                 21,100                    31,650
  C                  7,375                 14,750                    22,125
  D                  4,850                  9,700                    14,550


Straight-line interpolation between Threshold,
Target and Maximum performance levels.